                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 1996 96-5 between the Company and Firstar Trust Company, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from December 1, 1996 to December 31, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of January 1997.

                                  GREEN TREE FINANCIAL CORP.



                              BY: /s/Phyllis A. Knight
                                  ---------------------------
                                  Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.65%, 6.85%, 7.15%,
                              7.45%, 7.75%, 8.25%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-5
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                MONTHLY REPORT
                                December  1996


                                   CUSIP#'S  393505-MV1,MW9,MX7,MY5,MZ2,NA6,NB4
                                   TRUST ACCOUNT #80-4141300
                                   REMITTANCE DATE: 1/17/97

                                                Total                  $Per $1,000
                                                Amount                   Original
                                            --------------             ------------
Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                          $6,008,917.83

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                        0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                     6,008,917.83

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Remittance Rate(6.05%)         6.05%
          b. Class A-1 Interest                 146,023.83               3.17443109
          c. Class A-2 Remittance Rate(6.65%)         6.65%
          d. Class A-2 Interest                 310,333.33               5.54166661
          e. Class A-3 Remittance Rate(6.85%)         6.85%
          f. Class A-3 Interest                 251,166.67               5.70833341
          g. Class A-4 Remittance Rate(7.15%)         7.15%
          h. Class A-4 Interest                 476,666.67               5.95833338
          i. Class A-5 Remittance Rate(7.45%)         7.45%
          j. Class A-5 Interest                 266,958.33               6.20833326
          k. Class A-6 Remittance Rate (7.75%)        7.75%
          l. Class A-6 Interest                 432,708.33               6.45833328
          m. Class A-7 Remittance Rate (8.25%,
             unless Weighted Average Contract Rate    8.25%
             is below 8.25%)                    696,843.13               6.87500005
 (3)      Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                                 .00                      .00

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.65%, 6.85%, 7.15%,
                              7.45%, 7.75%, 8.25%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-5
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                MONTHLY REPORT
                                December  1996
                                    Page 2

                                CUSIP#'S  393505-MV1,MW9,MX7,MY5,MZ2,NA6,NB4
                                TRUST ACCOUNT #80-4141300
                                REMITTANCE DATE: 1/17/97

                                                Total $             Per $1,000
                                                 Amount               Original
                                                --------           -------------
     (4)  Remaining:
          a. Unpaid Class A Interest
             Shortfall                               .00                      .00

B.   Principal
     (5)  Formula Principal Distribution
           Amount                           1,947,967.96                      N/A
          a. Scheduled Principal              672,031.31                      N/A
          b. Principal Prepayments          1,489,163.72                      N/A
          c. Liquidated Contracts              27,574.50                      N/A
          d. Repurchases                             .00                      N/A
          e. Current Month Advanced
              Principal                       678,681.18                      N/A
          f. Prior Month Advanced
              Principal                      (919,482.75)                     N/A

     (6)  Pool Scheduled Principal
           Balance                        499,278,776.18
    (6b)  Adjusted Pool Principal
           Balance                        498,600,095.00             963.32085260
    (6c)  Pool Factor                         0.96332085

     (7)  Unpaid Class A Principal Shortfall
       (if any)following prior Remittance date       .00

     (8)  Class A Percentage for such Remittance
           Date                                    92.24%

     (9)  Class A Percentage for the following
           Remittance Date                         92.21%

     (10) Class A Principal Distribution:
             a. Class A-1                   1,947,967.96              42.34712957
             b. Class A-2                            .00                      .00
             c. Class A-3                            .00                      .00
             d. Class A-4                            .00                      .00
             e. Class A-5                            .00                      .00
             f. Class A-6                            .00                      .00

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.65%, 6.85%, 7.15%,
                              7.45%, 7.75%, 8.25%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-5
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                MONTHLY REPORT
                                December  1996
                                    Page 3

                                               CUSIP#'S 393505-
                                               MV1,MW9,MX7,MY5,MZ2,NA6,NB4
                                               TRUST ACCOUNT #80-4141300
                                               REMITTANCE DATE: 1/17/97

                                                       Total $                   Per $1,000
                                                        Amount                    Original
                                                      ----------                ------------
   (11)  Class A-1 Principal Balance               27,015,436.00              587.29208696
   (11a) Class A-1 Pool Factor                         .58729209

   (12)  Class A-2 Principal Balance               56,000,000.00              1000.0000000
   (12a) Class A-2 Pool Factor                        1.00000000

   (13)  Class A-3 Principal Balance               44,000,000.00              1000.0000000
   (13a) Class A-3 Pool Factor                        1.00000000

   (14)  Class A-4 Principal Balance               80,000,000.00              1000.0000000
   (14a) Class A-4 Pool Factor                        1.00000000

   (15)  Class A-5 Principal Balance               43,000,000.00              1000.0000000
   (15a) Class A-5 Pool Factor                        1.00000000

   (16)  Class A-6 Principal Balance               67,000,000.00              1000.0000000
   (16a) Class A-6 Pool Factor                        1.00000000

 (17)    Class A-7 Principal Balance              101,359,000.00              1000.0000000
 (17a) Class A7 Pool Factor                           1.00000000

 (18)    Unpaid Class A Principal Shortfall
         (if any) following current Remittance
         Date                                                .00

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.65%, 6.85%, 7.15%,
                              7.45%, 7.75%, 8.25%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-5
                  CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                                December  1996
                                    Page 4

                                            CUSIP#'S 393505-
                                            MV1,MW9,MX7,MY5,MZ2,NA6,NB4
                                            TRUST ACCOUNT #80-4141300
                                            REMITTANCE DATE: 1/17/97

C. Aggregate Scheduled Balances and Number of Delinquent
   Contracts as of Determination Date

   (19) 31-59 days                               5,090,394.42                          167

   (20) 60 days or more                          3,474,260.73                          104

   (21) Current Month Repossessions                821,465.65                           29

   (22) Repossession Inventory                   2,234,324.87                           76

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

(23) Average Sixty-Day Delinquency Ratio Test

     (a) Sixty-Day Delinquency Ratio for current Remittance Date      .70%

     (b) Average Sixty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 3.5%)                                 .51%

(24) Average Thirty-Day Delinquency Ratio Test

     (a) Thirty-Day Delinquency Ratio for current Remittance Date    1.02%

     (b) Average Thirty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 5.5%)                                 .83%

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.65%, 6.85%, 7.15%,
                              7.45%, 7.75%, 8.25%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-5
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                MONTHLY REPORT
                                December  1996
                                    Page 5

                                           CUSIP#'S 393505-
                                           MV1,MW9,MX7,MY5,MZ2,NA6,NB4
                                           TRUST ACCOUNT #80-4141300
                                           REMITTANCE DATE: 1/17/97
(25) Cumulative Realized Losses Test
     (a)  Cumulative Realized Losses for the current Remittance
          Date (as a percentage of Cut-off Date Pool Principal
          Balance; may not exceed 5.5% from June 1, 2000 to
          May 31, 2001, 6.5% from June 1, 2001 to May 31,
          2002, 8.5% from June 1, 2002 to May 31, 2003 and
          and 9.5% thereafter)                                         .01%

(26) Current Realized Losses Test
     (a)  Current Realized Losses for current Remittance Date     16,191.40

     (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
          may not exceed 2.25%)                                        .06%

(27) Class M-1 Principal Balance Test
     (a)  The sum of Class M-1 Principal Balance and Class B
          Principal Balance (before distributions on current
          Remittance Date) divided by Pool Scheduled Principal
          Balance as of preceding Remittance Date (must equal
          or exceed 25.5%)                                           16.03%

(28) Class B Principal Balance Test
     (a)  Class B Principal Balance (before any distributions
          on current Remittance Date) as of such Remittance date
          greater than $10,351,694.00                                   .00

     (b)  Class B Principal Balance (before any distributions
          on current Remittance Date) divided by pool Scheduled
          Principal Balance as of preceding Remittance Date is
          equal to or greater than 11.25%                             7.76%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.05%
                    PASS-THROUGH CERTIFICATES,SERIES 1996-5
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                December  1996           CUSIP NO. 393505NC2
                                     Page 6           TRUST ACCOUNT #80-414300
                                                      REMITTANCE DATE: 1/17/97

                                                Total $               Per $1,000
                                                Amount                Original
                                             -------------           -------------
CLASS M1 CERTIFICATES
---------------------
(29) Amount available (including Monthly
     Servicing Fee)                           1,480,249.58

A.   Interest
(30) Aggregate interest
     a.     Class M-1 Remittance Rate (8.05%,
             unless Weighted Average Contract
             Rate is below 8.05%)                     8.05%
     b.     Class M-1 Interest                  277,758.54              6.70833329

(31) Amount applied to Class M-1 Interest
      Deficiency Amount                                .00                       0

(32) Remaining unpaid Class M-1 Interest
      Deficiency Amount                                .00                       0

(33) Amount Applied to:
     a.     Unpaid Class M-1 Interest Shortfall        .00                       0

(34) Remaining:
     a.     Unpaid Class M-1 Interest Shortfall        .00                       0

B.   Principal
(35) Formula Principal Distribution Amount             .00                     N/A
     a.     Scheduled Principal                        .00                     N/A
     b.     Principal Prepayments                      .00                     N/A
     c.     Liquidated Contracts                       .00                     N/A
     d.     Repurchases                                .00                     N/A

(36) Class M-1 Principal Balance             41,405,000.00           1000.00000000
(36a)Class M-1 Pool Factor                      1.00000000

(37) Class M-1 Percentage for such Remittance
     Date                                              .00%

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.05%,8.10%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-5
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                December  1996         CUSIP NO. 393505NC2
                                    Page 7          TRUST ACCOUNT #80-4141300
                                                    REMITTANCE DATE: 1/17/97

                                                                Total $              Per $1,000
                                                                 Amount                Original
                                                               ---------           --------------
(38)Class M-1 Principal Distribution:
     a.    Class M-1 (current)                                       .00               0.00000000
     b.    Unpaid Class M-1 Principal Shortfall
           (if any) following prior Remittance
           Date                                                      .00

(39) Unpaid Class M-1 Principal Shortfall
     (if any) following current Remittance Date                      .00

(40) Class M-1 Percentage for the following
     Remittance Date                                                .00%

Class B1 Certificates
-----------------------
(1)  Amount Available less the Class A
     Distribution Amount and Class M-1
     Distribution amount (including Monthly
Servicing Fee)                                              1,202,491.04
(2)  Class B-1 Remittance Rate (8.10% unless
     Weighted Average Contract Rate is
     below 8.10%)                                                   8.10%

(3)  Aggregate Class B1 Interest                              139,758.75               6.75000000

(4)  Amount applied to Unpaid Class
     B1 Interest Shortfall                                           .00                      .00

(5)  Remaining unpaid Class B1
     Interest Shortfall                                              .00                      .00

(6)  Amount applied to Class B1 Interest
     Deficiency Amount                                               .00

(7)  Remaining Unpaid Class B-1 Interest
     Deficiency Amount                                               .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.10%, 8.45%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-5
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                December  1996        CUSIP NO. 393505ND0,NE8
                                    Page 8           TRUST ACCOUNT #80-4141300
                                                     REMITTANCE DATE: 1/17/97

                                                                   Total $                   Per $1,000
                                                                   Amount                      Original
                                                               --------------            --------------------
(8)  Unpaid Class B1 Principal Shortfall
     (if any) following prior Remittance Date                             .00

(8a) Class B Percentage for such Remittance Date                          .00

   (9) Current Principal (Class B Percentage of
       Formula Principal Distribution Amount)                             .00

   (10a) Class B1 Principal Shortfall                                     .00

   (10b) Unpaid Class B1 Principal Shortfall                              .00

   (11)  Class B Principal Balance                              38,820,659.00

   (12)  Class B1 Principal Balance                             20,705,000.00

Class B2 Certificates
---------------------
(13) Remaining Amount Available                                  1,062,732.29

(14) Class B-2 Remittance Rate (8.45%
     unless Weighted Average Contract
     Rate is less than 8.45%)                                            8.45%

(15) Aggregate Class B2 Interest                                   127,564.43                      7.04166655

(16) Amount applied to Unpaid Class
     B2 Interest Shortfall                                                .00                             .00

(17) Remaining Unpaid Class B2 Interest Shortfall                         .00                             .00

(18) Unpaid Class B2 Principal Shortfall
     (if any) following prior Remittance Date                             .00

(19) Class B2 Principal Liquidation Loss Amount                           .00

(20) Class B2 Principal (zero until Class
     B1 paid down; thereafter, Class B
     Percentage of Formula Principal
     Distribution Amount)                                                 .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.10%, 8.45%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-5
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT          CUSIP NO. 393505-ND0,NE8
                                December 1996 Page 9   TRUST ACCOUNT #80-4141300
                                                       REMITTANCE DATE: 1/17/97



                                                               Total $             Per $1,000
                                                                Amount              Original
                                                             -----------        ----------------
(21) Guarantee Payment                                               .00

(22) Class B2 Principal Balance                            18,115,659.00

(23) Monthly Servicing Fee (Deducted from
     Certificate Account balance to arrive at
     Amount Available if the Company or Green
     Tree Financial Corporation is not the
     Servicer; deducted from funds remaining
     after payment of Class A Distribution
     Amount, Class M-1 Distribution Amount,
     Class B-1 Distribution Amount and Class
     B-2 Distribution Amount; if the Company
     or Green Tree Financial Corporation
     is the Servicer)                                         208,944.81

(24) 3% Guarantee Fee                                         726,223.05

(25) Class C Residual Payment                                        .00

(26) Class M-1 Interest Deficiency on such
     Remittance Date                                                 .00

(27) Class B-1 Interest Deficiency on such
     Remittance Date                                                 .00

(28) Repossessed Contracts                                    821,465.65

(29) Repossessed Contracts Remaining
     in Inventory                                           2,234,324.87

(30) Weighted Average Contract Rate                             10.26118